December 31, 2007 Supplemental Information EXHIBIT 99.2

1 December 31, 2007—
Disclaimer
Certain information contained in this presentation includes forward-
looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts, including statements regarding the proposed transaction between NHP and PMB and the benefits of the proposed transaction.  These statements may be identified, without limitation, by the use of forward-looking terminology such as "may," "will,"
"anticipates," "expects," "believes," "intends," "should" or comparable terms or the negative thereof.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements.  Risks and uncertainties associated with the PMB transaction include (without limitation) the following: delay or failure to obtain third party consents; the exclusion of certain properties (which may include properties described herein) from the transaction;
uncertainty as to whether the transaction will be completed; the failure to achieve the perceived advantages from the transaction; larger than expected or unexpected costs associated with the transaction;
unexpected liabilities resulting from the transaction; potential litigation associated with the transaction; and the retention of key personnel after the transaction.
Other risks and uncertainties associated with our business, many of which will apply to the assets acquired in the PMB transaction, include (without limitation) the following:  deterioration in the operating results or financial condition, including bankruptcies, of our tenants;
non-payment or late payment of rent by our tenants; our reliance on two operators for a significant percentage of our revenues; occupancy levels at certain facilities; our level of indebtedness; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs;
the general distress of the healthcare industry; increasing competition in our business sector; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; our ability to retain key personnel; potential liability under environmental laws; the possibility that we could be required to repurchase some of our medium-term notes; the rights and influence of holders of our outstanding preferred stock; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and
other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange
Commission, especially the "Risk Factors" sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q.
Forward-looking information is provided by NHP pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. We disclaim any intent or obligation to update these forward-looking statements.

2 December 31, 2007—
Contents
Portfolio Performance Measures Definitions
Medical Office Building Portfolio Performance Metrics
Unconsolidated JV Portfolio Performance Metrics
Geographic Benchmarks
Tenant Benchmarks
Consolidated Portfolio Performance Metrics—Same Store and Total
Portfolio Summary
Financial Measures Definitions
28
PORTFOLIO OVERVIEW_____________________________________________________________________
4    Quarter 2007 Investments
18
INVESTMENTS & DISPOSITIONS________________________________________________________________
Lease Expirations and Mortgage Loans Receivable Principal Payments
Expected Dispositions
2007 Investments
Unconsolidated Joint Venture Financial Statements
Interest and Fixed Charge Coverage
Debt Maturities and Debt Composition
Capitalization
Consolidated Balance Sheets
Reconciliation of Net Income to Funds Available for Distribution (FAD)
Reconciliation of Net Income to Funds From Operations (FFO)
Consolidated Statement of Operations
4
FINANCIAL RESULTS_________________________________________________________________________
3
COMPANY FACT SHEET______________________________________________________________________
th

3 December 31, 2007—
Company Fact Sheet
REIT structure provides opportunity to invest directly in real estate and indirectly in healthcare industry
Quality healthcare real estate portfolio
Long-term triple-net master leases with quality operators
Strong affiliations with premiere hospital systems in growing medical office building markets
Senior housing care a vital component of U.S. economy
High dividend yield and high dividend coverage
Financial stability
Well positioned to take advantage of investment opportunities and to conservatively grow earnings and dividends
NHP is one of the few healthcare REITs with investment grade ratings by
Moody’s, Standard & Poors and Fitch.
Nationwide Health Properties, Inc. (NHP), incorporated October 1985, is a publicly traded real estate investment trust (REIT) that invests in senior housing facilities, long-term care facilities and medical office buildings throughout the
United States. NHP generally acquires real estate and then leases the assets under long-term triple-net master leases to senior housing and long-term care operators and various types of leases to multiple tenants in the case of medical office buildings.
As a REIT specializing in healthcare real estate, NHP provides a focused investment strategy with a well diversified portfolio. NHP employs a conservative, long-term approach to real estate investments with an experienced professional management team having extensive operating, real estate and finance backgrounds.
$3.9 billion in healthcare real estate
560 properties in 43 states
271 Assisted and Independent Living
181 Skilled Nursing
57  Medical Office Buildings
17 Other
34  Unconsolidated JV Facilities
Over 80 multi-facility operators
Market Facts
Enterprise Value
$4.7 billion
Closing Price
$31.37
Market Capitalization
$3.0 billion
Dividend & Yield
$1.64 (5.2%)
52 week range
$22.63 – $35.01
Shares Outstanding
94.8 million
Company Profile
Investor Highlights
Our Portfolio
WI
(6%)
MA
(6%)
WA
(4%)
CA
(10%)
TX
(15%)
Credit Ratings
S&P  BBB-
Moody’s Baa3
Fitch BBB-
as of December 31, 2007
as of December 31, 2007

4 December 31, 2007— FINANCIAL RESULTS

5 December 31, 2007—
Consolidated Statement of Operations
In thousands, except per share data
2007 2006 2007 2006
Revenues:
Triple net lease rent $          76,492 $          62,971 $        291,315 $        221,797
Medical office building operating rent                6,928 2,798               16,061             9,700
             83,420              65,769            307,376            231,497
Interest and other income                6,037                3,522              21,862              13,359
             89,457              69,291            329,238            244,856
Expenses:
Interest and amortization of deferred financing costs              26,448              24,416            101,703              89,692
Depreciation and amortization              27,505              20,186              96,730              68,771
General and administrative                6,937                3,838              24,429              15,656
Medical office building operating expenses                3,519 2,247                              8,622 6,142
             64,409              50,687            231,484            180,261
Income before minority interest and unconsolidated joint venture              25,048              18,604              97,754              64,595
Minority interest in net loss of consolidated joint ventures 73                     135                                    212 421
Income from unconsolidated joint venture 717                             --- 1,958                          ---
Gain on sale of facilities to joint venture 16,097                        ---              46,045            ---
Income from continuing operations              41,935              18,739            145,969              65,016
Discontinued operations
Gain on sale of facilities, net 10,783             79,283                          72,069              96,791
Income (loss) from discontinued operations                   518                4,735                6,420              23,770
             11,301              84,018              78,489            120,561
Net income 53,236             102,757           224,458           185,577
Preferred stock dividends              (2,062)              (3,791)            (13,434) (15,163)
Income available to common stockholders
51,174 $          98,966 $          211,024 $        170,414 $
Basic earnings per share (EPS):
Income from continuing operations excluding gains
$              0.26 $              0.18 $              0.95 $              0.64
Gains in income from continuing operations
                 0.17                      -                    0.51                      -
Income from continuing operations                  0.43                  0.18                  1.46                  0.64
Discontinued operations 0.12                 0.98                 0.87                 1.56
Income available to common stockholders
$              0.55 $              1.16 $              2.33 $              2.20
Diluted EPS:
Income from continuing operations excluding gains
$              0.25 $              0.18 $              0.95 $              0.64
Gains in income from continuing operations                  0.17                      -                    0.50                      -
Income from continuing operations                  0.42                  0.18                  1.45                  0.64
Discontinued operations 0.12                 0.98                 0.87                 1.55
Income
$              0.54 $              1.16 $              2.32 $              2.19
Weighted average shares outstanding for EPS:
Basic
             93,399              84,995              90,625              77,489
Diluted
             93,990              85,392              91,129              77,879
Three Months Ended December 31, Twelve Months Ended December 31,

6 December 31, 2007—
Reconciliation of Net Income to Funds From Operations (FFO)
See Financial Measures Definitions
2007 2006 2007 2006
Net income to FFO
Net income 53,236 $             102,757 $           224,458 $           185,577 $
Preferred stock dividends (2,062)                 (3,791)                 (13,434)               (15,163)
Real estate related depreciation and amortization 27,965                21,845                100,340              77,714
Depreciation in income from unconsolidated joint venture 668                                          --- 1,703                                      ---
Gains on sale of facilities (26,880)               (79,283)               (118,114)             (96,791)
FFO available to common stockholders 52,927                41,528                194,953              151,337
Series B preferred dividend add-back 2,062                  2,062                  8,250                  8,250
Diluted FFO
54,989                43,590                203,203              159,587
Impairments                     ---                     ---                     --- 83
Non-recurring settlement of delinquent tenant obligations (1,667)                                     ---                 (3,632)                     ---
Normalized diluted FFO 53,322 $             43,590 $             199,571 $           159,670 $
Weighted average shares outstanding for FFO
Diluted weighted average shares outstanding 93,990                85,392                91,129                77,879
Series B preferred stock add-back 4,717                  4,693                  4,707                  4,688
Fully diluted weighted average shares outstanding 98,707                90,085                95,836                82,567
Diluted per share amounts:
FFO 0.56 $                 0.48 $                 2.12 $                 1.93 $
Normalized FFO 0.54 $                 0.48 $                 2.08 $                 1.93 $
Dividends declared per common share 0.41 $                 0.39 $                 1.64 $                 1.54 $
Normalized FFO payout ratio 76% 81% 79% 80%
Normalized FFO Coverage 1.32                     1.23                     1.27                     1.25
In thousands, except per share data
Three Months Ended December 31, Twelve Months Ended December 31,

7 December 31, 2007—
Reconciliation of Net Income to Funds Available for Distribution (FAD)
See Financial Measures Definitions
2007 2006 2007 2006
Net income to FAD:
Net income 53,236 $             102,757 $           224,458 $           185,577 $
Preferred stock dividends (2,062)                 (3,791)                 (13,434)               (15,163)
Real estate related depreciation and amortization 27,965                21,845                100,340              77,714
Gains on sale of facilities (26,880)               (79,283)               (118,114)             (96,791)
Straight-lined rent (1,735)                 (395)                     (2,886)                 (786)
Amortization of above and below market lease intangibles 28                        72                        66                        289
Non-cash stock-based compensation expense 1,247                  10                        4,733                  1,863
Deferred finance cost amortization 737                      726                      2,803                  2,673
Lease commissions and tenant and capital improvements (1,260)                 (467)                     (2,758)                 (1,260)
Impairments                     ---                     ---                     --- 83
NHP's share of FAD reconciling items from unconsolidated joint venture
Real estate related depreciation and amortization 668                                          --- 1,703                                      ---
Deferred finance cost amortization 10                                            --- 20                                            ---
FAD available to common stockholders 51,954                41,474                196,931              154,199
Series B preferred dividend add-back 2,062                  2,062                  8,250                  8,250
Diluted FAD
54,016                43,536                205,181              162,449
Non-recurring settlement of delinquent tenant obligations (1,667)                                     --- (3,632)                                     ---
Normalized diluted FAD 52,349 $             43,536 $             201,549 $           162,449 $
Weighted average shares outstanding for FAD
Weighted average shares outstanding 93,990                85,392                91,129                77,879
Series B preferred stock add-back 4,717                  4,693                  4,707                  4,688
Fully diluted weighted average shares outstanding 98,707                90,085                95,836                82,567
Diluted per share amounts:
FAD 0.55 $                 0.48 $                 2.14 $                 1.97 $
Normalized FAD 0.53 $                 0.48 $                 2.10 $                 1.97 $
Dividends declared per common share
0.41 $                 0.39 $                 1.64 $                 1.54 $
Normalized FAD payout ratio 77% 81% 78% 78%
Normalized FAD Coverage 1.29                     1.23                     1.28                     1.28
In thousands, except per share data
Three Months Ended December 31, Twelve Months Ended December 31,

8 December 31, 2007—
Reconciliation of 2008 Net Income Guidance to Diluted FFO and Diluted FAD Guidance
See Financial Measures Definitions
Low High
Net Income Guidance $       1.21 $       1.26
Real estate related depreciation and amortization           1.21           1.21
Less: gains on sale         (0.23)         (0.23)
Dilution from convertible preferred stock         (0.02)         (0.02)
Diluted FFO Guidance
          2.17           2.22
Straight-lined rent         (0.11)         (0.11)
Non-cash stock-based compensation expense           0.05           0.05
Deferred finance cost amortization           0.03           0.03
Lease commissions and tenant and capital improvements
        (0.06)         (0.07)
Diluted FAD Guidance
$       2.08 $       2.12
All amounts on a per share basis

9 December 31, 2007—
Consolidated Balance Sheets
December 31, December 31,
2007 2006
Assets
Real estate related investments:
Land 301,100 $            267,303 $
Buildings and improvements 2,896,876 2,581,484
3,197,976 2,848,787
Less accumulated depreciation (410,865) (372,201)
Net real estate 2,787,111 2,476,586
Mortgage loans receivable, net 121,694 106,929
Investment in unconsolidated joint venture 52,637            ---
Net real estate related investments 2,961,442 2,583,515
Cash and cash equivalents 19,407 14,695
Receivables, net 3,808 7,787
Assets held for sale                  --- 9,484
Other assets 159,696 89,333
Total assets 3,144,353 $         2,704,814 $
Liabilities and Stockholders' Equity
Credit facility 41,000 $              139,000 $
Senior notes due 2008 - 2038 1,166,500 887,500
Notes and bonds payable 340,150 355,411
Accounts payable and accrued liabilities 107,844 77,829
Total liabilities 1,655,494 1,459,740
Minority interest 6,166                   1,265
Stockholders' equity:
Series A preferred stock                  --- 90,049
Series B convertible preferred stock 106,445 106,450
Common stock 9,481 8,624
Capital in excess of par value 1,565,249 1,298,703
Cumulative net income 1,288,751 1,064,293
Accumulated other comprehensive income 2,561 1,231
Cumulative dividends (1,489,794) (1,325,541)
Total stockholders' equity 1,482,693 1,243,809
Total liabilities and stockholders' equity 3,144,353 $         2,704,814 $
In thousands

10 December 31, 2007—
Capitalization
Debt
Credit facility 41,000 $               $        139,000
Senior notes 1,166,500                        887,500
Notes and bonds 340,150                           355,411
Consolidated debt             1,547,650         1,381,911
NHP's share of unconsolidated debt 79,234                                        -
Total debt 1,626,884 $          1,381,911 $
Book Capitalization
Consolidated debt 1,547,650 $          1,381,911 $
Minority interest 6,166                   1,265
Total stockholders' equity 1,482,693             1,243,809
Consolidated book capitalization 3,036,509             2,626,985
Accumulated depreciation and amortization 410,865                372,201
Consolidated undepreciated book capitalization 3,447,374             2,999,186
NHP's share of unconsolidated debt 79,234                  -
NHP's share of unconsolidated depreciation and amortization 1,703                   -
Total undepreciated book capitalization 3,528,311 $          2,999,186 $
Market capitalization
Shares Price Shares Price
Common stock 94,806 31.37 $     2,974,057 $          86,238 30.22 $     2,606,127 $
Series B preferred stock 1,064 140.00 $   149,023                1,064 134.00 $   142,636
Consolidated market equity capitalization 3,123,080 2,748,763
Consolidated debt 1,547,650 1,381,911
Consolidated market capitalization 4,670,730 4,130,674
NHP's share of unconsolidated debt 79,234 -
Total market capitalization 4,749,964 $          4,130,674 $
Leverage Ratios
Consolidated debt to consolidated undepreciated book capitalization 44.9% 46.1%
Total debt to total undepreciated book capitalization 46.1% 46.1%
Consolidated debt to consolidated market capitalization 33.1% 33.5%
Total debt to total market capitalization 34.3% 33.5%
December 31, 2006
In thousands, except stock prices and ratios
December 31, 2007

December 31, 2007— Capitalization (2) Undepreciated Book Basis Enterprise Value 54% Equity 46% Debt 66% Equity 34% Debt 74% Unsecured 26% Secured 94% 6% Fixed Variable Debt Composition 11

12 December 31, 2007—
- - 77,867 5.2% 77,867 5.2% 7,590 6.9% 85,457 5.4%
Total 41,000 $
5.5%
1,166,500 $
6.6%
340,149 $
6.2%
1,547,649 $
6.5%
79,234 $
6.0%
1,626,883 $
6.5%
Weighted average
maturity in years 3.0 4.5 8.3 5.3 7.9 5.4
Principal Rate % of Total Principal Rate % of Total
Fixed rate debt
Senior notes 1,166,500 $   6.6% 71.7% $      887,500 6.7% 64.2%
Notes and bonds 277,929 6.3% 17.1% 295,045 6.4% 21.4%
NHP's share of unconsolidated debt 79,234 6.0% 4.9% - - 0.0%
Total fixed rate debt 1,523,663 6.5% 93.7% 1,182,545 6.6% 85.6%
Variable rate debt
Credit facility 41,000 5.5% 2.5% 139,000 6.2% 10.0%
Notes and bonds 62,220 5.7% 3.8% 60,366 5.4% 4.4%
Total variable rate debt 103,220 5.6% 6.3% 199,366 6.0% 14.4%
Total debt
1,626,883 $
6.5%
1,381,911 $
6.5%
(1) Notes putable July of 2008, 2013, 2018, 2023 and 2028 with a final maturity in 2038
(2) Notes putable November of 2008, 2013, 2018 and 2023 with a final maturity in 2028
(3) Includes $55 million of notes putable in October of 2009, 2012, 2017 and 2027 with a final maturity in 2037
NHP's Share of
Unconsolidated Debt Consolidated Debt
In thousands
Debt Maturities
Total Debt Senior Notes Notes and Bonds Credit Facility
Period
December 31, 2007 December 31, 2006
Debt Composition
Debt Maturities and Debt Composition
Principal Rate Principal Rate Principal Rate Principal Rate Principal Rate Principal Rate
Q1 2008 - $          - 10,000 $        6.7% - $          - 10,000 $        6.7% 212 $             6.4% 10,212 $        6.7%
Q2 2008 - - - - - - - - 288 6.4% 288 6.4%
Q3 2008 - - 40,000 (1) 6.6% - - 40,000 6.6% - - 40,000 6.6%
Q4 2008 - - 33,500 (2) 7.6% - - 33,500 7.6% - - 33,500 7.6%
2009 - - 87,000 (3) 7.8% 39,043 6.6% 126,043 7.4% - - 126,043 7.4%
2010 41,000 5.5% - - 73,730 6.0% 114,730 5.8% - - 114,730 5.8%
2011 - - 350,000 6.5% 5,343 7.7% 355,343 6.5% - - 355,343 6.5%
2012 - - 96,000 8.3% 41,901 7.5% 137,901 8.1% 14,000 6.0% 151,901 7.9%
2013 - - 300,000 6.3% 74,777 6.3% 374,777 6.3% - - 374,777 6.3%
2014 - - - - 8,376 5.9% 8,376 5.9% 25,616 5.8% 33,992 5.8%
2015 - - 250,000 6.0% 19,003 6.0% 269,003 6.0% 31,528 5.9% 300,531 6.0%
2016 - - - - - - - - - - - -
2017 - - - - 109 5.0% 109 5.0% 109 5.0%
Thereafter - -

13 December 31, 2007—
2007 2006 2007 2006
Reconciliation of Net Income to EBITDA:
Net income 53,236 $            102,757 $          224,458 $          185,577 $
Interest and amortization of deferred financing costs 26,448 24,416 101,703 89,692
Depreciation and amortization in continuing operations 27,505 20,186 96,730 68,771
Depreciation and amortization in discontinued operations 582 1,802 4,064 9,490
Consolidated EBITDA 107,771 149,161 426,955 353,530
NHP's share of EBITDA reconciling items from unconsolidated joint venture
Interest and amortization of deferred financing costs 746 --- 1,595 ---
Depreciation and amortization 668 --- 1,703 ---
Total EBITDA 109,185 149,161 430,253 353,530
Gains on sale of facilities (26,880) (79,283) (118,114) (96,791)
Adjusted Total EBITDA 82,305 $            69,878 $            312,139 $          256,739 $
Adjusted Consolidated EBITDA 80,891 $            69,878 $            308,841 $          256,739 $
Interest Expense
Consolidated interest expense 25,711 $            23,690 $            98,900 $            87,019 $
NHP's share of interest expense from unconsolidated joint venture 736 --- 1,575 ---
Total interest expense 26,447 23,690 100,475 87,019
Fixed Charges:
Consolidated Interest expense 25,711 $            23,690 $            98,900 $            87,019 $
Preferred stock dividends 2,062 3,791
Interest and Fixed Charge Coverage
See Financial Measures Definitions
13,434 15,163
Consolidated fixed charges 27,773 27,481 112,334 102,182
NHP's share of interest expense from unconsolidated joint venture 736 --- 1,575 ---
Total fixed charges 28,509 $            27,481 $            113,909 $          102,182 $
Consolidated Adjusted Interest Coverage Ratio
3.15 2.95 3.12 2.95
Total Adjusted Interest Coverage Ratio 3.11 2.95 3.11 2.95
Consolidated Adjusted Fixed Charge Coverage Ratio 2.91 2.54 2.75 2.51
Total Adjusted Fixed Charge Coverage Ratio 2.89 2.54 2.74 2.51
In thousands
Three Months Ended December 31, Twelve Months Ended December 31,

14 December 31, 2007—
Unconsolidated Joint Venture Financial Statements
In thousands
Three Months Ended Twelve Months Ended
December 31, 2007 December 31, 2007 December 31, 2007
Assets Revenues
Land 35,042 $                    Rent 6,703 $                       16,560 $
Buildings and improvements 496,188 Interest and other income 17 110
Gross real estate 531,230 Total revenues 6,720 16,670
Accumulated depreciation (6,811)
Net real estate 524,419 Expenses
Cash 3,689 Interest and amortization of deferred finance costs 2,982 6,379
Receivables - Depreciation and amortization 2,674 6,811
Other assets 2,825 General and administrative* 613 1,719
Total assets 530,933 $                  Total expenses 6,269 14,909
Liabilities and equity Net income 451 $                          1,761 $
Notes payable 316,935 $
Accounts payable and accrued liabilities 3,461 NHP Income and FFO from Joint Venture
Total liabilities 320,396 Share of net income - 25% 112 $                          440 $
Management fee* 604 1,518
Equity contributions 216,078 Income from joint venture 716 1,958
Retained earnings 1,761 Share of depreciation - 25% 668 1,703
Distributions (7,302) FFO from joint venture 1,384 $                       3,661 $
Total equity 210,537
* NHP's management fee is included in the joint venture's general and administrative expense
Total liabilities and equity 530,933 $
NHP's investment in joint venture 52,637 $
Balance Sheet Income Statement

15 December 31, 2007—
Financial Measures Definitions
Adjusted EBITDA:
We believe that adjusted EBITDA is an important supplemental operating and liquidity measure primarily because it is used in the calculation of the Adjusted
Interest Coverage Ratio and the Adjusted Fixed Charge Coverage Ratio and
we present it solely for the purpose of being used in those calculations.
Adjusted EBITDA is calculated by adding back any gains and losses on the sale of real estate and any impairments to EBITDA for a given period.  We believe adjusted EBITDA is most useful as a liquidity measure in the ratio calculations noted above to enable investors to determine and compare a company’s ability to meet its interest and Fixed Charges obligations.
However, the methodology for calculating it makes net income the most directly comparable GAAP measure. As such, we believe investors should consider adjusted EBITDA, cash flows from operating activities and net income when evaluating our ability to meet our interest and Fixed Charges obligations.  The usefulness of adjusted EBITDA is limited because it doesn’t reflect, among other things, required principal payments, cash expenditures, capital expenditures or capital commitments.  Adjusted EBITDA does not represent net income or cash flows from operations as defined by GAAP and should not considered as an alternative to either of those measures.  Our calculation of Adjusted EBITDA may not be comparable to similar measures reported by other companies.
Adjusted Fixed Charge Coverage Ratio:
We believe that the adjusted fixed charge coverage ratio is an important supplemental liquidity measure that reflects a company’s ability to meet its interest and preferred dividend payment obligations and allows investors to compare interest and dividend paying capabilities among different companies.
We calculate the adjusted fixed charge coverage ratio by dividing Adjusted
EBITDA by Fixed Charges.  In addition, credit rating agencies utilize similar ratios in evaluating the credit ratings on our debt instruments. This ratio’s usefulness is limited by the same factors that limit the usefulness of the components Adjusted EBITDA and Fixed Charges.  Our calculation of the adjusted fixed charge coverage ratio should not be considered an alternative to the ratio of earnings to fixed charges as defined by Item 503(d) of
Regulation S-K and it may not be comparable to similar ratios reported by other companies.
Adjusted Interest Coverage Ratio:
We believe that the adjusted interest coverage ratio is an important supplemental liquidity measure that reflects a company’s ability to meet its interest payment obligations and allows investors to compare interest paying capabilities among different companies.  We calculate the adjusted interest coverage ratio by dividing Adjusted EBITDA by interest expense (including capitalized interest, if any).  In addition, credit rating agencies utilize similar ratios in evaluating the credit ratings on our debt instruments. This ratio’s usefulness is limited by the same factors that limit the usefulness of the component Adjusted EBITDA.  Our calculations of the adjusted interest coverage ratio may not be comparable to similar ratios reported by other companies.
EBITDA:
We believe that EBITDA is an important supplemental operating and liquidity measure primarily because it is used in the calculation of Adjusted EBITDA which is in turn used in the calculation of the Adjusted Interest Coverage
Ratio and the Adjusted Fixed Charge Coverage Ratio and we present it solely for the purpose of being used in those calculations.  EBITDA is calculated by adding interest, taxes, depreciation and amortization to net income.  The real estate industry uses EBITDA as a non-GAAP measure of both operating performance and liquidity.  We believe it is most useful as a liquidity measure in the ratio calculations noted above to enable investors to determine and compare a company’s ability to meet its interest and Fixed Charges obligations.  However, the methodology for calculating it makes net income the most directly comparable GAAP measure.  As such, we believe investors should consider EBITDA, cash flows from operating activities and net income when evaluating our ability to meet our interest and Fixed Charges obligations.  The usefulness of EBITDA is limited because it doesn’t reflect, among other things, required principal payments, cash expenditures, capital expenditures or capital commitments.  EBITDA does not represent net income or cash flows from operations as defined by GAAP and should not considered as an alternative to either of those measures.  Our calculation of
EBITDA may not be comparable to similar measures reported by other companies.

16 December 31, 2007—
Financial Measures Definitions (2)
FAD Payout Ratio and FFO Coverage:
The FAD payout ratio is calculated by dividing the common dividend per share by diluted FAD per share for any given period.  FAD coverage is calculated by dividing diluted FAD per share by the common dividend per share for any given period.  We believe that both of these amounts are important supplemental liquidity measures that enable investors to compare dividend security among REITs.
Fixed Charges:
Fixed charges is a measure of the total interest and preferred stock dividend obligations of a company.  It is calculated by adding interest expense
(including capitalized interest, if any) and preferred stock dividends for any given period and is utilized in calculating the Adjusted Fixed Charge
Coverage Ratio.  It’s usefulness is limited as, among other things, it does not include required principal payments or any other contractual obligations a company may have.  Our calculation of fixed charges should not be considered an alternative to fixed charges as defined by Item 503(d) of
Regulation S-K and it may not be comparable to fixed charges reported by other companies.
Funds Available for Distribution (“FAD”):
While net income and its related per share amounts as defined by generally accepted accounting principles ("GAAP") are the most appropriate earnings measures, we believe that FAD and its related per share amounts are important supplemental measures of operating performance. GAAP requires the use of straight-line depreciation of historical costs and implies that real estate values diminish predictably and ratably over time.  However, real estate values have historically risen and fallen based on various market conditions and other factors.  FFO was developed as a supplemental measure of operating performance primarily in order to exclude historical cost based depreciation and amortization and its effects as it does not generally reflect the actual change in value of real estate over time.  FAD was developed as a supplemental measure of operating performance primarily to exclude non-cash revenues and expenses that are included in FFO.  FAD is defined as net income (computed in accordance with GAAP) excluding gains and losses from the sale of real estate plus real estate related depreciation and amortization, plus or minus straight-lined rent (plus cash in excess of rent or minus rent in excess of cash), plus or minus amortization of above or below market lease intangibles, plus non-cash stock based compensation, plus deferred finance cost amortization plus any impairments minus lease commissions, tenant improvements and capital improvements paid. The same adjustments are made to reflect our share of these same items from unconsolidated joint ventures.  We believe that the use of FAD and its related per share amounts and FFO and its related per share amounts in conjunction with the required GAAP disclosures provides investors with a more comprehensive understanding of the operating results of a real estate investment trust ("REIT") and enables investors to compare the operating results between REITs without having to account for differences caused by different depreciation assumptions and different non-cash revenues and
expenses.   Additionally, FAD is widely used by industry analysts as a measure of operating performance for equity REITs.  FAD does not represent cash flow from operating activities or net income as defined by GAAP and, therefore should not be considered as an alternative to cash flow as a measure of liquidity or net income as the primary indicator of operating performance.  Our calculations of FAD may not be comparable to FAD reported by other REITs or analysts that define it differently than we do.
Funds from Operations (“FFO”):
While net income and its related per share amounts as defined by generally accepted accounting principles ("GAAP") are the most appropriate earnings measures, we believe that FFO and its related per share amounts are important supplemental measures of operating performance. GAAP requires the use of straight-line depreciation of historical costs and implies that real estate values diminish predictably and ratably over time.  However, real estate values have historically risen and fallen based on various market conditions and other factors.  FFO was developed as a supplemental measure of operating performance primarily in order to exclude historical cost based depreciation and amortization and its effects as it does not generally reflect the actual change in value of real estate over time. We calculate FFO in accordance with the National Association of Real Estate Investment Trusts'
definition.  FFO is defined as net income (computed in accordance with
GAAP) excluding gains and losses from the sale of real estate plus real estate related depreciation and amortization.  The same adjustments are made to reflect our share of gains and losses from the sale of real estate and real estate related depreciation and amortization from unconsolidated joint ventures.  We believe that the use of FFO and its related per share amounts in conjunction with the required GAAP disclosures provides investors with a

17 December 31, 2007—
Financial Measures Definitions (3)
more comprehensive understanding of the operating results of a real estate investment trust ("REIT") and enables investors to compare the operating results between REITs without having to account for differences caused by
different depreciation assumptions.   Additionally, FFO is widely used by
industry analysts as a measure of operating performance for equity REITs.
FFO does not represent cash flow from operating activities or net income as defined by GAAP and, therefore should not be considered as an alternative to cash flow as a measure of liquidity or net income as the primary indicator of operating performance.  Our calculations of FFO may not be comparable to
FFO reported by other REITs that do not define the term in accordance with the NAREIT definition or that interpret that definition differently than we do.
Gross Investment:
We define Gross Investment as our total investment in a property which includes land, building, improvements, equipment as well as any other identifiable assets included in the caption Other Assets on our balance sheets. Items classified in Other Assets generally pertain to our medical office buildings and may include such things as tenant improvements, leasing commissions, above/(below) market lease value, lease in place value and other items.
Normalized FAD:
Normalized FAD excludes from FAD any material one-time items reflected in the financial statements for a given period.
Normalized FFO:
The NAREIT definition of FFO doesn’t exclude impairments of assets.  We believe that impairments are equivalent to losses on sale that are taken early due to the current requirements of GAAP, therefore we generally present
Normalized FFO, which excludes impairments, for any period where our net income includes an impairment.  We also exclude any material one-time items reflected in the financial statements for a given period.

18 December 31, 2007— INVESTMENTS & DISPOSITIONS

19 December 31, 2007—
4
th
Quarter 2007 Investments
Gross investment in thousands
Investment
Number of Square Average Gross Per Bed/Unit Initial
Facilities Beds/Units/ Feet Age Investment Square Foot Yield
Owned Facilities
Skilled nursing facilities 1 170 37 11,000 65,000 $         9.5%
Total senior housing and long-term care 1 170 37 11,000 65,000 $         9.5%
Medical office buildings 29 1,151,297 15 248,000 215 $              6.5%
Total acquisitions 30 170 1,151,297 259,000 6.6%
Capital expenditures - - - 6,000
Total investments 30 170 1,151,297 265,000
Unconsolidated Joint Venture
Assisted and independent living facilities 3 241 9 50,000 207,000 $       7.6%
Skilled nursing facilities 3 439 41 67,000 153,000 $       8.5%
Total acquisitions 6 680 30 117,000 172,000 $       8.1%
Capital expenditures - - -
Total investments 6 680 117,000
Total Investments
Assisted and independent living facilities 3 241 9 50,000 207,000 $       7.6%
Skilled nursing facilities 4 609 40 78,000 128,000 $       8.6%
Total senior housing and long-term care 7 850 31 128,000 151,000 $       8.2%
Medical office buildings 29 - 1,151,297 15 248,000 215 $              6.5%
Total real estate acquisitions 36 850 1,151,297 376,000 7.1%
Total loans - - - 0.0%
Total acquisitions 36 850 1,151,297 376,000 7.1%
Capital expenditures - - 6,000
Total investments 36 850 1,151,297 382,000 $
NHP Contributions to Unconsolidated Joint Venture
4th Quarter 2007
Assisted and independent living facilities 2 166 8 23,000 $       139,000 $       7.6%
Skilled nursing facilities 4 417 22 41,000 98,000 8.5%
Continuing care retirement communities 1 148 7 20,000 135,000 7.3%
Total senior housing and long-term care 7 731 16 84,000 $       115,000 $       8.0%
Year to Date 2007
Assisted and independent living facilities 14 1,353 12 166,000 $     123,000 $       7.8%
Skilled nursing facilities 4 417 22 41,000 98,000 8.5%
Continuing care retirement communities 1 148 7 20,000 135,000 7.3%
Total senior housing and long-term care 19 1,918 14 227,000 $     118,000 $       7.9%

20 December 31, 2007—
MOB ACQUISITION | Indiana Portfolio (October 2007)
Purchase Price: $16M
Initial Yield: 7.3%
Rent Escalator: 3.0%
Lease: Triple Net
Ownership: 100% NHP
Average Age: 12 years
No. of Facilities: 3
Facility Type: MOB
Rentable square feet: 55,814
Occupancy: 100%
Key Stats
Indiana
Portfolio Location

PHYSICIANS' PAVILION

Nationwide Health Properties

21 December 31, 2007—
MOB ACQUISITION | Washington Portfolio (November 2007)
Purchase Price: $118M
Price per SQFT: $322
Lease: Multi-Tenant, NHP
Ownership: 100% NHP
Average Age: 17 years
No. of Facilities: 7
Facility Type: MOB
Rentable Square Fee: 366,483
Occupancy: 97%
Key Stats
Washington
Portfolio Location

DO NOT
ENTER
Condell
Medical Building

Nationwide
Health
Properties

22 December 31, 2007—
MOB ACQUISITION | Illinois Portfolio (December 2007)
Purchase Price: $67M
Price per SQFT: $176
Lease: Multi-Tenant
Ownership: JV 95% NHP
Average Age: 15 years
No. of Facilities: 12
Facility Type: MOB
Rentable Square Fee: 381,366
Occupancy: 93%
Key Stats
Illinois
Portfolio Location

23 December 31, 2007—
MOB ACQUISITION | Missouri Portfolio (December 2007)
Purchase Price: $46M
Price per SQFT: $122
Lease: Multi-Tenant
Lease: JV 95% NHP
Average Age: 17 years
No. of Facilities: 7
Facility Type: MOB
Rentable Square Fee: 376,447
Occupancy: 90%
Key Stats
Missouri
Portfolio Location

24 December 31, 2007—
JV PORTFOLIO ACQUISITION (December 2007)
Recap Price: $201M
Initial Yield: 8.0%
Rent Escalator: 3.0%
Lease: Triple Net, JV
Ownership: JV 25% NHP
Average Age: 23 years
No. of Facilities: 13
Facility Type: ALF/SNF/CCR
No. of beds/units: 1,419
Occupancy: 93%
EBITDARM Coverage: 1.5x
Key Stats
MA, RI
Portfolio Location

25 December 31, 2007—
2007 Investments
Gross investment in thousands
Building Investment
Number of Square Average Gross Per Bed/Unit Initial
Facilities Beds/Units Feet Age Investment Square Foot Yield
Owned Facilities
Assisted and independent living facilities 40 2,276 16 199,000 $     87,000 $            8.4%
Skilled nursing facilities 29 2,629 30 144,000 55,000 $            8.7%
Continuing care retirement communities 3 527 19 39,000 74,000 $            8.8%
Total senior housing and long-term care 72 5,432 23 382,000 70,000 $            8.6%
Medical office buildings 36 - 1,605,962 13 327,000 204 $                  6.7%
Total acquisitions 108 5,432 1,605,962 709,000 7.7%
Capital expenditures - - - 23,000
Total investments 108 5,432 1,605,962 732,000
Loans
Assisted and independent living facilities 6 406 8 14,000 34,000 $            11.8%
Skilled nursing facilities 4 582 38 5,000 9,000 $              14.3%
Total senior housing and long-term care 10 988 26 19,000 19,000 $            12.5%
Other loans 28,000 10.0%
Total loans 47,000 11.0%
Total Consolidated
Assisted and independent living facilities 46 2,682 15 213,000 79,000 $            8.6%
Skilled nursing facilities 33 3,211 32 149,000 46,000 $            8.9%
Continuing care retirement communities 3 527 19 39,000 74,000 $            8.8%
Total senior housing and long-term care 82 6,420 24 401,000 62,000 $            8.7%
Other loans 28,000 10.0%
Medical office buildings 36 - 1,605,962 327,000 204 $                  6.7%
Total acquisitions 118 6,420 1,605,962 756,000 7.9%
Capital expenditures - - - 23,000
Total investments 118 6,420 1,605,962 779,000
Unconsolidated Joint Venture
Assisted and independent living facilities 5 453 9 87,000 192,000 $          7.8%
Skilled nursing facilities 10 1,467 19 218,000 149,000 $          8.4%
Total acquisitions 15 1,920 17 305,000 159,000 $          8.2%
Capital expenditures - - -
Total investments 15 1,920 305,000
Total Investments
Assisted and independent living facilities 51 2,729 14 286,000 105,000 $          8.2%
Skilled nursing facilities 43 4,096 28 362,000 88,000 $            8.4%
Continuing care retirement communities 3 527 19 39,000 74,000 $            8.5%
Total senior housing and long-term care 97 7,352 22 687,000 93,000 $            8.3%
Medical office buildings 36 - 1,605,962 327,000 204 $                  6.7%
Total real estate acquisitions 133 7,352 1,605,962 1,014,000 7.8%
Total loans 10 988 - 47,000 11.0%
Total acquisitions 143 8,340 1,605,962 1,061,000 7.9%
Capital expenditures - - - 23,000
Total investments 143 8,340 1,605,962 1,084,000 $

26 December 31, 2007—
Expected Dispositions
Investment
Actual Full Year Gross Required at 8.5% % Financing
Revenue Revenue Proceeds Gain Assumed Yield From Proceeds
For the Year Ended 2007
Purchase options 723,000 $       5,291,000 $       47,776,000 $         12,581,000 $    62,247,000 $    77%
Loan payoffs 201,000 967,000 15,965,000 - 11,376,000 140%
Lease restructuring 290,000 524,000 - - 6,165,000 0%
Strategic asset sales 5,469,000 10,937,000 128,000,000 60,132,000 128,671,000 99%
6,683,000 $    17,719,000 $     191,741,000 $       72,713,000 $    208,459,000 $  92%
Projected 2008
Certain [A]
Purchase options 1,940,000 $    2,257,000 $       23,300,000 $         13,355,000 $    26,553,000 88%
Loan payoffs 1,779,000 2,143,000 21,426,000 - 25,212,000 85%
Strategic asset sales 13,601,000 18,134,000 305,000,000 134,583,000 213,341,000 143%
Total certain 17,320,000 $  22,534,000 $     349,726,000 $       147,938,000 $  265,106,000 $  132%
High [B]
Purchase options 1,359,000 $    2,252,000 $       23,032,000 $         7,770,000 $      26,494,000 87%
Loan payoffs* 3,617,000 4,394,000 38,287,000 10,015,000 51,694,000 74%
Asset recycling 240,000 240,000 2,114,000 - 2,824,000 75%
Lease restructuring 125,000 300,000 - - 3,529,000 0%
Total high 5,341,000 $    7,186,000 $       63,433,000 $         17,785,000 $    84,541,000 $    75%
Total Projected 2008
Total certain 17,320,000 $  22,534,000 $     349,726,000 $       147,938,000 $  265,106,000 $  132%
Total high 5,341,000 7,186,000 63,433,000 17,785,000 84,541,000 75%
22,661,000 $  29,720,000 $     413,159,000 $       165,723,000 $  349,647,000 $  118%
*The gain on the loan payoff represents the gain deferred at the time we financed the sale of the facilities
[A] Projected dispositions categorized as "Certain" represent items where NHP received written notice from the tenant or entered into agreements related to the facilities
[B] Projected dispositions categorized as "High" represent items where NHP estimates a high probability of disposition based on an analysis of facility performance, the tenant's financial condition and current financing options available

27 December 31, 2007—
Lease Expirations and Mortgage Loans Receivable Principal Payments
Dollars in thousands
Minimum Number of Minimum Number of Minimum Number of Minimum Number of Minimum Percent Number of
Year Rent Facilities Rent Facilities Rent Facilities Rent Facilities Rent of Total Facilities
2008 5,202 7 1,666 3 - - - - 6,868 2% 10
2009 315 5 4,091 8 - - - - 4,406 2% 13
2010 4,575 6 7,759 17 590 1 - - 12,924 5% 24
2011 - - 8,579 21 - - - - 8,579 3% 21
2012 7,586 8 3,272 7 1,466 1 1,562 1 13,886 5% 17
2013 12,739 14 3,137 9 363 1 - - 16,239 6% 24
2014 8,162 12 1,077 3 4,807 3 - - 14,046 5% 18
2015 1,756 4 3,622 5 - - 3,075 1 8,453 3% 10
2016 10,314 10 15,723 32 - - 2,505 5 28,542 10% 47
2017 1,270 6 4,269 11 - - 1,863 1 7,402 3% 18
Thereafter 117,797 188 28,852 46 4,103 4 2,221 5 152,973 56% 243
169,716 $  260 82,047 $   162 11,329 $   10 11,226 $    13 274,318 $  100% 445
Minimum Number of Minimum Number of Minimum Number of Minimum Percent Number of Principal Percent Number of
Year Rent Facilities Rent Facilities Rent Facilities Rent of Total Facilities Payments of Total Facilities
2008 - - - - - - - 0% - 39,240 27% 11
2009 - - - - - - - 0% - 38,449 27% 9
2010 - - - - - - - 0% - 14,744 10% 3
2011 - - - - - - - 0% - 658 0% -
2012 5,643 6 - - - - 5,643 13% 6 714 1% -
2013 - - - - - - - 0% - 9,408 6% -
2014 - - - - - - - 0% - 720 1% -
2015 - - - - - - - 0% - 3,043 2% 1
2016 1,262 1 - - - - 1,262 3% 1 9,766 7% 2
2017 - - - - - - - 0% - 578 0% -
Thereafter 12,078 12 20,358 14 2,637 1 35,073 84% 27 27,599 19% 4
18,983 $    19 20,358 $   14 2,637 $     1 41,978 $    100% 34 144,919 $  100% 30
Skilled Nursing Continuing Care Consolidated Triple-Net Other Triple Net
Mortgage Loans Receivable
Consolidated Lease Expirations
Assisted and Independent
Unconsolidated JV Lease Expirations
Assisted and Independent Consolidated Skilled Nursing Total JV Continuing Care

28 December 31, 2007— PORTFOLIO OVERVIEW

29 December 31, 2007—
Portfolio Summary
Gross investment, NOI and security deposits in thousands
Building Investment Percentage of Percentage
Number of Number of Square Gross Per Bed/Unit/ Investment of NOI by
Facilities Beds/Units Feet Investment Square Foot by Category NOI Category
Owned Facilities
Assisted and independent living facilities 260 19,337 1,852,064 $     96,000 $        55% 177,264 $         55%
Skilled nursing facilities 162 18,190 845,124 46,000 $        25% 79,542 25%
Continuing care retirement communities 10 1,952 124,101 64,000 $        4% 10,773 3%
Specialty hospitals 7 303 69,408 229,000 $      2% 7,989 2%
Total senior housing and long-term care 439 39,782 2,890,697 73,000 $        86% 275,568 85%
Triple-net medical office buildings 6 265,784 55,387 208 $             2% 1,610 1%
Total triple-net 445 39,782 265,784 2,946,084 88% 277,178 86%
Multi-tenant medical office buildings 51 2,161,964 328,540 152 $             10% 7,439 2%
Total owned 496 39,782 2,427,748 3,274,624 98% 284,617 88%
Mortgage Loans Receivable
Assisted and independent living facilities 11 797 56,470 71,000 $        2% 5,836 2%
Skilled nursing facilities 19 2,675 56,082 21,000 $        2% 9,482 3%
Continuing care retirement communities - 180 9,142 51,000 $        0% 1,714 1%
Total mortgage loans receivable 30 3,652 121,694 33,000 $        4% 17,032 6%
2007 NOI from Facilities Sold to Unconsolidated JV
14,137 4%
Other Income 4,830 2%
Total Consolidated Portfolio 526 43,434 2,427,748 3,396,318 $     102% 320,616 $         100%
Consolidated Portfolio by Type
Assisted and independent living facilities 271 20,134 1,908,534 $     95,000 $        56% 183,100 $         61%
Skilled nursing facilities 181 20,865 901,206 43,000 $        27% 89,024 29%
Continuing care retirement communities 10 2,132 133,243 62,000 $        4% 12,487 4%
Specialty hospitals 7 303 69,408 229,000 $      2% 7,989 3%
Total senior housing and long-term care 469 43,434 3,012,391 69,000 $        89% 292,600 97%
Medical office buildings 57 2,427,748 383,927 168 $             11% 9,049 3%
Total consolidated 526 43,434 2,427,748 3,396,318 100% 301,649 100%
2007 NOI from Facilities Sold to Unconsolidated JV 14,137
Other Income 4,830
Unconsolidated JV Ownership
Assisted and independent living facilities 19 1,806 250,664 139,000 $      47% 6,174 37%
Skilled nursing facilities 14 1,884 250,932 133,000 $      47% 10,392 63%
Continuing care retirement communities 1 148 29,634 200,000 $      6% 4 0%
Total JV owned 34 3,838 531,230 138,000 $      100% 16,570 100%
Total Portfolio 560 47,272 2,427,748 3,927,548 $     337,186 $
* Multi-tenant medical office building gross investment includes $76,648 of amounts classified as other assets
Triple-Net Leased Security Information
JV JV
Owned Mortgages Total Owned Owned Mortgages Total Owned
Bank letters of credit 52,513 $       3,091 $        55,604 $      5,215 $       Master Leases 85% 100%
Cash deposits 19,734 1,212 20,946 81 Property Tax 69% 43% 68% 74%
72,247 $       4,303 $        76,550 $      5,296 $       Cap Ex 46% 13% 45% 59%
Consolidated
Percentage with Impounds Security Deposits
Consolidated

December 31, 2007—
Portfolio Performance Summary
Gross investment and annualized cash rent in thousands
Number of Average Gross Annualized Current EBITDARM
Facilities Age Investment Cash Rent/NOI Yield Occupancy Coverage
Owned Facilities
Assisted and independent living facilities 260               12             1,852,064 $      177,098 $          9.6% 86.5% 1.31x
Skilled nursing facilities 162               28             845,124            86,549               10.2% 83.8% 2.02x
Continuing care retirement communities 10                 24             124,101            12,046               9.7% 85.1% 1.56x
Specialty hospitals 7                   16             69,409              7,606                 11.0% 73.4% 2.36x
Total senior housing and long-term care 439               17             2,890,697         283,299             9.8% 85.1% 1.57x
Triple-net medical office buildings 6                   9               55,387              4,150                 7.5% 91.1%
Total triple-net 445               2,946,084         287,448             9.8%
Multi-tenant medical office buildings 51                 17             328,540            22,880               7.0% 90.8%
Total owned 496               17             3,274,624         310,328             9.5%
Mortgage Loans Receivable
Assisted and independent living facilities 11                 12             56,470              6,384                 11.3% 91.1% 1.59x
Skilled nursing facilities 19                 34             56,082              7,332                 13.1% 80.2% 2.56x
Continuing care retirement communities -               36             9,142                656                     7.2% 92.9% 3.28x
Total mortgage loans receivable 30                 24             121,694            14,373               11.8% 83.6% 2.16x
Assets Held for Sale -               -                   -
Total NHP Consolidated Portfolio 526               17             3,396,318 $      324,701 $          9.6% 84.9% 1.59x
Consolidated Portfolio by Type
Assisted and independent living facilities 271               12             1,908,534 $      183,482 $          9.6% 86.7% 1.33x
Skilled nursing facilities 181               28             901,206            93,881               10.4% 83.4% 2.06x
Continuing care retirement communities 10                 25             133,243            12,702               9.5% 85.8% 1.65x
Specialty hospitals 7                   16             69,409              7,606                 11.0% 73.4% 2.36x
Total senior housing and long-term care 469               18             3,012,391         297,671             9.9% 85.1% 1.59x
Medical Office Buildings 57                 15             383,927            27,030               7.0% 90.5%
Assets held for sale -               -                   -
Total consolidated 526               17             3,396,318         324,701             9.6%
Unconsolidated JV Ownership
Assisted and independent living facilities 19                 11             250,664            21,091               8.4% 89.7% 1.22x
Skilled nursing facilities 14                 19             250,932            20,927               8.3% 93.5% 1.80x
Continuing care retirement communities 1                   8               29,634              2,480                 8.4% 93.5% 1.53x
Total JV owned 34                 15             531,230            44,498               8.4% 91.7% 1.51x
Total Portfolio 560               17             3,927,548 $      369,199 $          9.4% 85.4% 1.59x
* Medical office building cost per square foot and gross investment reflects total purchase price including amounts classified as other assets
30

BROOKDALE SENIOR LIVING

Atria

WINGATE HEALTHCARE

EMERITUS ASSISTED LIVING

Hearthstone

Nationwide Health Properties

December 31, 2007—
Portfolio Performance Summary (2)
Independent and
Assisted Living
Private Pay
71%
Medicaid
19%
Medicare
10%
Top 5   = 46%
Top 10 = 61%
Top 15 = 69%
Asset Type
Pay Source
Locations Tenant/Operator
56%
Skilled Nursing
27%
Other
6%
MOBs
11%
WA
WI
(6%)
MA
(6%)
(4%)
CA
(10%)
TX
(15%)
31

December 31, 2007—
Consolidated Portfolio Performance by Asset Type (excluding MOBs)
DEC 2007 SEP 2007 Q/Q Chg DEC 2006 Y/Y Chg DEC 2007 SEP 2007 DEC 2006
Assisted and independent living
Annualized Facility Revenue ($000s) 543,133 $       534,792 $      1.6% 504,022 $       7.8% 667,216 $       684,271 $       616,633 $
Occupancy 88.2% 87.9% 0.4% 86.5% 1.7% 86.7% 86.5% 87.5%
Monthly revenue per occupied bed/unit 3,216 $           3,082 $          4.3% 3,048 $           5.5% 3,100 $           3,003 $           2,963 $
Annualized Facility EBITDARM ($000s) 201,304 $       200,622 $      0.3% 189,259 $       6.4% 243,704 $       253,015 $       228,679 $
Facility EBITDARM % 37.1% 37.5% -0.5% 37.5% -0.5% 36.5% 37.0% 37.1%
NHP Annualized Cash Rent ($000s) 147,963 $       147,349 $      0.4% 142,845 $       3.6% 183,482 $       190,646 $       166,915 $
Facility EBITDARM coverage 1.36x 1.36x -0.1% 1.32x 2.7% 1.33x 1.33x 1.37x
Facility EBITDAR coverage 1.18x 1.18x -0.3% 1.15x 2.5% 1.15x 1.15x 1.19x
Facility EBITDAR - Capex coverage 1.12x 1.12x -0.3% 1.09x 2.4% 1.08x 1.09x 1.13x
Skilled nursing facilities
Annualized Facility Revenues ($000s) 989,530 $       979,489 $      1.0% 945,424 $       4.7% 1,184,122 $    1,162,401 $    1,163,145 $
Occupancy 82.9% 83.1% -0.1% 82.6% 0.3% 83.4% 83.3% 81.6%
Monthly revenue per occupied bed/unit 5,914              5,665             4.4% 5,658              4.5% 5,831              5,591              6,788
Q-Mix (Private + Medicare) 44.0% 43.8% 0.2% 40.4% 3.5% 44.1% 43.5% 41.3%
Annualized Facility EBITDARM ($000s) 161,352 $       158,418 $      1.9% 154,830 $       4.2% 193,593 $       186,617 $       193,614 $
16.3% 16.2% 0.1% 16.4% -0.1% 16.3% 16.1% 16.6%
NHP Annualized Cash Rent ($000s) 77,186 $         77,640 $        -0.6% 74,805 $         3.2% 93,881 $         88,615 $         89,422 $
Facility EBITDARM coverage 2.09x 2.04x 2.5% 2.07x 1.0% 2.06x 2.11x 2.17x
Facility EBITDAR coverage 1.45x 1.41x 2.8% 1.44x 0.8% 1.43x 1.45x 1.51x
Facility EBITDAR - Capex coverage 1.36x 1.32x 3.0% 1.34x 1.0% 1.33x 1.35x 1.43x
SAME PROPERTY (PERFORMANCE) TOTAL
32

December 31, 2007—
Consolidated Portfolio Performance (excluding MOBs )
33
DEC 2007 SEP 2007 Q/Q Chg DEC 2006 Y/Y Chg DEC 2007 SEP 2007 DEC 2006
NHP Consolidated Portfolio
(excluding MOBs)
Annualized Facility Revenue ($000s) 1,673,560 $   1,655,339 $  1.1% 1,584,487 $   5.6% 2,026,934 $   2,022,194 $   1,919,863 $
Occupancy 85.5% 85.4% 0.1% 84.6% 0.9% 85.0% 84.8% 75.5%
Monthly revenue per occupied bed/unit 4,741 $          4,553 $         4.1% 4,534 4.6% 4,577 4,386 4,820
Annualized Facility EBITDARM ($000s) 395,766 $      392,770 $     0.8% 375,713 $      5.3% 476,235 $      478,852 $      454,003 $
Facility EBITDARM % 23.6% 23.7% -0.1% 23.7% -0.1% 23.5% 23.7% 23.6%
Total NHP Annualized Cash Rent ($000s) 241,333 $      241,218 $     0.0% 233,382 $      3.4% 297,671 $      300,062 $      273,266 $
NHP Rent (Payor Mix)
Private 70.5% 70.2% 0.3% 69.0% 1.5% 70.8% 72.3% 68.7%
Medicare 10.3% 10.6% -0.3% 10.8% -0.4% 10.2% 9.9% 10.8%
Medicaid 19.0% 19.0% -0.1% 20.1% -1.1% 18.7% 17.6% 20.4%
Other 0.2% 0.2% 0.0% 0.1% 0.1% 0.2% 0.2% 0.1%
Total NHP Annualized Cash Rent 100.0% 100.0% 100.0% 99.9% 100.0% 100.0%
Facility EBITDARM coverage 1.64x 1.63x 0.6% 1.61x 1.8% 1.59x 1.60x 1.66x
Facility EBITDAR coverage 1.29x 1.29x 0.6% 1.27x 1.7% 1.26x 1.26x 1.31x
Facility EBITDAR - Capex coverage 1.22x 1.22x 0.6% 1.20x 1.8% 1.19x 1.19x 1.25x
Total Portfolio | Facility Payor Mix
DEC 2007 SEP 2007 DEC 2006 DEC 2007 SEP 2007 DEC 2006 DEC 2007 SEP 2007 DEC 2006
Private 99.0% 98.8% 99.1% 17.1% 17.1% 14.7% 49.1% 33.0% 30.0%
Medicare 0.1% 0.3% 0.1% 27.0% 27.2% 27.3% 17.7% 12.0% 12.6%
Medicaid 0.8% 0.9% 0.8% 55.3% 55.1% 57.6% 32.8% 22.2% 24.4%
Other 0.0% 0.0% 0.0% 0.5% 0.5% 0.4% 0.4% 0.2% 0.1%
Total Tenant Revenue 100.00% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 67.4% 67.1%
Q-Mix (Private + Medicare) 99.1% 99.1% 99.2% 44.1% 44.4% 42.0% 66.8% 45.0% 42.5%
* Excludes assets held for sale, medical office buildings and JV assets
ALF/ILF SNF Total
SAME PROPERTY (PERFORMANCE) TOTAL

December 31, 2007—
Tenant Concentration
Gross investment and annualized cash rent in thousands
Number of
Number of Beds/Units Gross Percent by Annualized Percent by Average Remaining EBITDARM
Tenant Concentration Facilities Inservice Investment Investment Cash Rent/NOI Cash Rent Age Term Coverage
1
Brookdale Senior Living
[A]
96                 7,421           464,195 $       13.7% 50,714 $           15.6% 13 15.3            1.51x
2 Hearthstone Senior Services 32                 3,122           431,297          12.7% 35,774              11.0% 9 13.5            1.21x
3 Emeritus Corporation [A] 29                 2,166           252,368          7.4% 23,671              7.3% 10 10.8            1.46x
4
Wingate Healthcare 19                 2,516           238,475          7.0% 19,143              5.9% 19 12.0            1.79x
5 Atria Senior Living 17                 2,343           124,583          3.7% 19,901              6.1% 26 10.3            1.16x
     Top 5 193               17,568         1,510,918       44.5% 149,203            46.0% 14 13.5            1.41x
6 Laureate Group 9                   1,526           118,946          3.5% 10,658              3.3% 15 5.1              1.47x
7
Senior Services of America 15                 1,092           107,534          3.2% 8,642                2.7% 13 13.5            1.41x
8 Carillon Assisted Living 9                   928              105,847          3.1% 8,549                2.6% 7 14.0            1.28x
9
Beverly Enterprises 28                 3,112           103,410          3.0% 14,162              4.4% 31 6.5              2.21x
10 Magnolia Health Systems 18                 1,505           76,769            2.3% 6,441                2.0% 12 19.1            1.52x
     Top 10 272               25,731         2,023,423       59.6% 197,654            60.9% 15 12.9            1.47x
11 Nexion Health Management 18                 2,019           56,220            1.7% 7,421                2.3% 27 4.9              1.94x
12
Primrose Retirement Associates 8                   429              55,016            1.6% 4,317                1.3% 8 14.1            1.21x
13 Epic Group 7                   892              52,364            1.5% 4,358                1.3% 35 8.3              2.16x
14 Trans Healthcare 7                   1,062           46,676            1.4% 5,450                1.7% 40 2.3              0.64x
15
HEALTHSOUTH
[A]
2                   120              45,645            1.3% 4,785                1.5% 17 6.2              1.05x
     Top 15 314               30,253         2,279,344       67.1% 223,985            69.0% 16 12.1            1.46x
Other - Senior Housing and
     Long-Term Care Tenants 155               13,997         733,047          21.6% 73,686              22.7% 21 10.4            2.03x
Medical Office Buildings 57                 383,927          11.3% 27,030              8.3% 15
Total NHP Consolidated Portfolio 526               44,250         3,396,318 $    100.0% 324,701 $         100.0% 17 11.5            1.59x
* Performance metrics exclude assets held for sale and JV assets
[A] Public company tenant
34

December 31, 2007—
Geographic Performance Metrics
Gross investment and annualized cash rent in thousands
Number of Medicaid as
Number of Beds/Units Gross Percent by Annualized Percent by Percent of
Facilities Inservice Investment Investment Cash Rent Cash Rent Cash Rent [A]
1
Texas 66              15,339         480,935 $        16.0% 44,736 $       15.0% 3.5%
2 Massachusetts 20              2,971           227,560           7.6% 18,740 $       6.3% 2.6%
3
Washington 24              2,073           210,995           7.0% 12,042 $       4.1% 0.9%
4 California 30              3,691           210,012           7.0% 29,112 $       9.8% 1.2%
5
Wisconsin 35              2,718           188,329           6.3% 17,380 $       5.8% 1.3%
     Top 5 175            26,792         1,317,831        43.8% 122,010        41.0% 9.5%
6 Florida 28              3,452           180,884           6.0% 16,816 $       5.7% 1.5%
7 Tennessee 21              2,280           155,384           5.2% 12,821 $       4.3% 1.1%
8 North Carolina 12              1,226           119,460           4.0% 10,051 $       3.4% 0.6%
9 Ohio 19              2,049           117,740           3.9% 12,071 $       4.1% 1.1%
10 Indiana 27              2,080           110,274           3.7% 8,557 $         2.9% 0.5%
     Top 10 282            37,879         2,001,573        66.4% 182,326        61.3% 14.3%
11 Michigan 28              1,454           106,080           3.5% 9,741 $         3.3% 0.0%
12 New York 21              846              101,437           3.4% 9,675 $         3.3% 0.9%
13 Missouri 12              1,469           99,338             3.3% 5,684 $         1.9% 0.6%
14 Arizona 19              855              65,196             2.2% 7,768 $         2.6% 0.3%
15 Minnesota 27              896              63,935             2.1% 5,433 $         1.8% 0.9%
     Top 15 389            43,399         2,437,560        80.9% 220,627        74.1% 16.9%
Other States 80              851              574,831           19.1% 77,044          25.9% 1.8%
Total 469            44,250         3,012,391 $
100.0%
297,671 $
100.0% 18.7%
Medical Office Buildings 57              383,927           27,030
Total NHP Consolidated Portfolio 526            3,396,318        324,701
* Performance metrics exclude assets held for sale, medical office buildings and JV assets
[A]
Medicaid as a percent of cash rent represents an estimate of the portion of NHP's total senior housing and long-term care portfolio total rental income derived from the underlying Medicaid reimbursement of our tenants and borrowers (Medicaid income of our tenant divided by total income of our tenant multiplied by the rent or interest paid to NHP)
35

December 31, 2007—
Geographic Performance Metrics
Gross investment and annualized cash rent in thousands
Number of Revenue
Number of Beds/Units Gross Annualized EBITDARM per occupied Average Remaining % SNF by
Facilities Inservice Investment Cash Rent Coverage bed/unit Age Term Cash Rent
1 Texas 66              15,339         480,935 $       44,736 $        1.68x 2,458 $          13 9.0                23.7%
2 Massachusetts 20              2,971           227,560          18,740           1.89x 6,737             22 11.5              73.9%
3
Washington 24              2,073           210,995          12,042           1.90x 4,349             10 11.2              34.2%
4
California 30              3,691           210,012          29,112           1.31x 5,178             17 9.7                14.4%
5 Wisconsin 35              2,718           188,329          17,380           1.60x 3,118             18 9.5                17.7%
     Top 5 175            26,792         1,317,831       122,010         1.63x 3,697             16 10.2              29.4%
6 Florida 28              3,452           180,884          16,816           1.86x 3,159             18 10.4              16.2%
7
Tennessee 21              2,280           155,384          12,821           1.38x 4,262             15 9.5                23.9%
8 North Carolina 12              1,226           119,460          10,051           1.49x 3,889             8 13.3              3.5%
9 Ohio 19              2,049           117,740          12,071           1.10x 3,978             17 8.1                24.8%
10 Indiana 27              2,080           110,274          8,557             1.45x 6,524             12 17.0              74.2%
     Top 10 282            37,879         2,001,573       182,326         1.58x 3,789             16 10.9              28.1%
11 Michigan 18              1,454           106,080          9,741             1.52x 4,140             10 10.6              4.6%
12 New York 6                846              101,437          9,675             1.37x 2,512             16 10.4              50.9%
13
Missouri 23              1,469           99,338            5,684             1.83x 5,378             13 7.1                92.9%
14 Arizona 8                855              65,196            7,768             1.18x 3,058             14 7.9                6.5%
15 Minnesota 13              896              63,935            5,433             1.48x 6,233             24 11.1              39.8%
     Top 15 350            43,399         2,437,560       220,627         1.56x 3,961             16 10.4              29.3%
Other States 119            851              574,831          77,044           1.74x 4,557             18 8.9                22.9%
Total 469            44,250         3,012,391 $    297,671 $      1.59x 4,125 $          17 11.5              28.6%
Medical Office Buildings 57              383,927          27,030           15
Total NHP Consolidated Portfolio 526            3,396,318       324,701         17
* Performance metrics exclude assets held for sale, medical office buildings and JV assets
Note: Lease terms for NHP facilties generally are between ten and fifteen years with renewal options, if exercised, that add ten to fifteen additional years.
         In general, NHP receives contractual rent escalators in the range of 1.5% to 2.5% for skilled nursing assets and 2.0% to 3.0% for assisted living assets
36

December 31, 2007—
Unconsolidated JV Portfolio Performance Metrics
Assisted and Skilled
Independent Living Nursing Portfolio
DEC 2007 DEC 2007 DEC 2007
Unconsolidated JV Portfolio
Annualized Facility Revenue ($000s) 72,528 $                            150,026 $                          235,582 $
Occupancy 89.7% 93.5% 91.7%
Monthly revenue per occupied bed/unit 4,682 $                              6,220 $                              5,500 $
Q-Mix (Private + Medicare) 98.7% 59.4% 74.8%
Annualized Facility EBITDARM ($000s) 25,989 $                            37,686 $                            67,461 $
Facility EBITDARM % 35.8% 25.1% 28.6%
Total JV Annualized Cash Rent ($000s) 21,091                               20,927                               44,498
JV Rent (Payor Mix)
Private 96.8% 31.7% 60.8%
Medicare 2.0% 27.7% 14.0%
Medicaid 1.3% 40.6% 19.7%
Other 0.0% 0.0% 0.0%
Total JV Annualized Cash Rent 100.0% 100.0% 94.4%
Facility EBITDARM coverage 1.23x 1.80x 1.52x
Facility EBITDAR coverage 1.06x 1.44x 1.25x
Facility EBITDAR - Capex coverage 1.02x 1.41x 1.22x
Total
37

December 31, 2007—
Medical Office Building Portfolio Performance Metrics
Gross investment dollars in thousands
Gross
Number of Gross Investment Percent Average Rentable
Ownership Facilities Investment per SQFT On Campus Age SQFT Current Year Prior Year Change
BROE I  - 90% 21 55,947 $        75                 57.1% 20 748,249         85.2% 81.3% 3.9%
BROE II - 95% 16 94,070           168               100.0% 15 559,811         93.1%
McShane - 95% 6 46,479           123               66.7% 17 376,447         88.8%
NHP Multi-Tenant - 100% 8 132,045         309               50.0% 16 426,966         97.7%
NHP Triple-Net - 100% 6 55,387           208               16.7% 9 265,784         91.1%
   Total MOB Portfolio 57 383,927 $      161 $             64.9% 15 2,377,257      90.5% 80.1% 10.4%
Current Year Prior Year % Change Current Year Prior Year % Change Current Year Prior Year Change
BROE I  - 90% 10,635 $          9,700 $          9.6% 4,558 $            4,275 $          6.6% 42.9% 44.1% -1.2%
BROE II - 95% 12,769             -                6,642               -                 52.0%
McShane - 95% 6,147               -                3,386               -                 55.1%
NHP Multi-Tenant - 100% 12,439             -                8,294               -                 66.7%
NHP Triple-Net - 100% 4,150               -                4,150               -
   Total MOB Portfolio 46,140 $          9,700 $          375.7% 27,030 $          4,275 $          532.3% 54.5% 44.1% 10.4%
Gross  Building
Number of Gross Percent by Investment Square Percent by
MOBs by state
Facilities Investment Investment per SQFT Feet Square Feet
1
Washington 7                       118,364 $      30.8% 323 $               366,483         15.4%
2 Illinois 12                     64,597           16.8% 168 $               384,419         16.2%
3 Missouri 6                       46,479           12.1% 123 $               376,447         15.8%
4 Louisiana 8                       36,627           9.5% 96 $                 381,138         16.0%
5 Texas 7                       31,320           8.2% 107 $               291,837         12.3%
     Top 5 40                     297,386         77.5% 165 $               1,800,324      75.7%
6 Alabama 1                       16,706           4.4% 273 $               61,219           2.6%
7 Indiana 4                       15,718           4.1% 282 $               55,814           2.4%
8
South Carolina 2                       17,593           4.6% 160 $               109,704         4.6%
9
Ohio 1                       11,376           3.0% 168 $               67,702           2.9%
10 Georgia 4                       9,311             2.4% 75 $                 123,519         5.2%
     Top 10 52                     368,090         95.9% 166 $               2,218,282      93.3%
11 Tennessee 1                       4,528             1.2% 79 $                 56,973           2.4%
12 Florida 1                       6,076             1.6% 168 $               36,158           1.5%
13
Virginia 3                       5,233             1.4% 79 $                 65,844           2.8%
Medical Office Buildings 57                    383,927 $      100.0% 161 $               2,377,257      100.0%
Annualized Revenue Annualized Cash Rent/NOI Operating Margin
Occupancy
38

39 December 31, 2007—
Portfolio Performance Measures Definitions
Annualized Cash Rent/NOI:
The most recent monthly total cash rent due from our tenants as of the end of the current reporting period multiplied by twelve. For our multi-tenant medical office building portfolio, NOI rather than cash rent is annualized. We use
Annualized Cash Rent to calculate our EBITDARM, EBITDAR and EBITDAR –
Capex coverages.
Facility EBITDAR:
Earnings before interest, taxes, depreciation, amortization and rent on an annualized basis. We believe EBITDAR is a good estimate of facility cash flows after payment of management fees. We use a standardized imputed management fee equal to 5% of the revenues our tenants or borrowers generate at each individual facility (Facility Revenues) which we believe represents typical management fees for our senior housing and long-term care portfolios. We receive periodic facility financial information from our tenants that we utilize to calculate EBITDAR.  All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information. We use EBITDAR to calculate the
EBITDAR (cash flow) coverage for our portfolio.
Facility EBITDAR Coverage:
Annualized EBITDAR divided by Annualized Cash Rent.  This ratio is a measure of a facility’s ability to cover its cash rent obligations.  EBITDAR
Coverage of 1.0X would indicate the EBITDAR is just sufficient to pay the cash rent. The higher the coverage, the better able a facility is to meet its rent obligations.  This is the mid-range coverage calculation we utilize.
Facility EBITDARM:
Earnings before interest, taxes, depreciation, amortization, rent and management fees on an annualized basis.  We believe EBITDARM is a good estimate of facility cash flows before payment of management fees.  We use a standardized imputed management fee equal to 5% of the revenues our tenants or borrowers generate at each individual facility (Facility Revenues)
which we believe represents typical management fees for our senior housing and long-term care portfolios.  We receive periodic facility financial information from our tenants that we utilize to calculate EBITDARM.  All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information.  We use EBITDARM to calculate the EBITDARM (cash flow before management fee) coverage for our portfolio.
Facility EBITDARM Coverage:
Annualized EBITDARM divided by Annualized Cash Rent. This ratio is a measure of a facility’s ability to cover its cash rent obligations assuming it doesn’t have to pay its management fee.  EBITDARM Coverage of 1.0X would indicate the EBITDARM is just sufficient to pay the cash rent.  The higher the coverage, the better able a facility is to meet its rent obligations.
This is the least restrictive coverage measure we utilize.
Facility EBITDAR - Capex:
Earnings before interest, taxes, depreciation, amortization and rent less minimum capital expenditures (capex) calculated on an annualized basis.
We believe EBITDAR is a good estimate of facility cash flows after a reserve for minimum capital expenditures required to maintain a facility.  We use a standardized imputed capital expenditure schedule in our calculations based on the type, size and age of each facility which we believe represents typical minimum capital expenditures for our senior housing and long-term care portfolios.  We receive periodic facility financial information from our tenants that we utilize to calculate EBITDAR - Capex. All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information. We use EBITDAR - Capex to calculate the EBITDAR – Capex (cash flow after reserves for minimum capex requirements) coverage for our portfolio.
Facility EBITDAR - Capex Coverage:
Annualized EBITDAR - Capex divided by Annualized Cash Rent.  This ratio is a measure of a facility’s ability to cover its cash rent obligations after it makes the minimum capital expenditures required to maintain the facility.  EBITDAR
- Capex Coverage of 1.0X would indicate the EBITDAR - Capex is just sufficient to pay the cash rent.  The higher the coverage, the better able a facility is to meet its rent obligations.  This is the most restrictive coverage measure we utilize.
Facility Revenues:
The revenues generated by each individual facility on an annualized basis.
We receive periodic facility financial information from our tenants that we utilize to calculate Facility Revenues.  All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information.

40 December 31, 2007—
Portfolio Performance Measures Definitions (2)
Gross Investment:
We define Gross Investment as our total investment in a property which includes land, building, improvements, equipment as well as any other identifiable assets included in the caption Other Assets on our balance sheets.
Items classified in Other Assets generally pertain to our medical office buildings and may include such things as tenant improvements, leasing commissions, above/(below) market lease value, lease in place value and other items.
Monthly Revenue per Occupied Bed/Unit:
For our senior housing and long-term care portfolio, monthly revenue per occupied bed or unit is derived by determining the monthly revenue generated by each individual facility divided by the total number of actual resident days for a 30-day month. All facility performance data were derived solely from information provided by our tenants and borrowers and we have not verified such information.
Occupancy:
For our senior housing and long-term care portfolio, occupancy represents a facility’s actual resident days (total number of beds or units occupied multiplied by the number of days in the period) divided by the total resident capacity
(total number of beds or units in service for the period multiplied by the number of days in the period). For medical office buildings, facility occupancy represents the leased square feet divided by the total rentable square feet. In all cases (senior housing, long-term care and medical office buildings), the reporting period represents the month prior to quarter end. All facility performance data were derived solely from information provided by our tenants and borrowers and we have not verified such information.
NOI:
We define net operating income (NOI) for our senior housing and long-term care portfolio as rent revenues since our leases are triple-net.  For our medical office building portfolio, we define NOI as revenues minus medical office building operating expenses. In some cases, revenue for medical office buildings include expense reimbursements to common area maintenance
(CAM) charges. Our senior housing and long-term care portfolio generates
“triple-net” rent for us, which means we receive the rent and the tenant pays all operating expenses, property taxes and other expenses of each facility as well as required capital expenditures and maintenance costs. We present NOI as it effectively presents our entire portfolio on a “net” rent basis. NOI may then be used to calculate effective yields and to evaluate facility performance.
Q-Mix:
For our long-term care portfolio, Q-Mix (abbreviation for Quality-Mix) refers to the combination of a Tenant’s private and medicare revenues as a percentage of total revenues. As private and medicare rates are generally higher at long-term care facilities, Tenants can oftentimes improve margins by selectively targeting medicare and private-pay residents. As such, an increase in the Q-Mix generally results in a corresponding increase in a
Tenant’s total revenues.
Rentable Square Feet:
For our medical office building portfolio, rentable square feet represents the area measured to the inside finished surface of the dominant portion of the permanent outer building walls, excluding any major vertical penetrations of the floor. An add-on or load factor is used to charge the tenant for a percentage of the common areas, so that the total rentable square footage for the building is equal to sum of each floor’s rentable area.
Same Property (Performance):
Results shown under the Same Property caption present the financial or other performance measures for only those facilities that were in our portfolio for more than twelve month at the end of all periods presented.